                                     EXHIBIT
                                   ITEM 23 (I)

                        [LETTERHEAD OF D'ANCONA & PFLAUM]

April  20, 1999


Selected American Shares, Inc.
124 East Marcy Street
Santa Fe, New Mexico 87501

Dear Ladies and Gentlemen:

         We have acted as counsel for Selected American Shares, Inc. (the "Fund") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of beneficial interest in the series of the Company designated Selected American Shares (the "Shares") in registration statement No. 2-10699 on Form N-1A (the "Registration Statement").

         In this connection we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deemed it necessary to examine for the purpose of this opinion, including the Articles of Incorporation and bylaws of the Fund, actions of the Board of Directors of the Fund authorizing the issuance of Shares and the Registration Statement.

         Based on the foregoing examination, we are of the opinion that upon the issuance and delivery of the Shares of the Fund in accordance with the Articles of Incorporation and the actions of the Board of Directors authorizing the issuance of the Shares, and the receipt by the Fund of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid and nonassessable.

         We consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under section 7 of the Act.

                                            Very truly yours,

                                            D'Ancona & Pflaum

                                            By: /s/ Sheldon R. Stein
                                               ---------------------------------
                                                Sheldon R. Stein, Member

                        [LETTERHEAD OF D'ANCONA & PFLAUM]

April  20, 1999


Selected Special  Shares, Inc.
124 East Marcy Street
Santa Fe, New Mexico 87501

Dear Ladies and Gentlemen:

         We have acted as counsel for Selected Special Shares, Inc. (the "Fund") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of beneficial interest in the series of the Company designated Selected Special Shares (the "Shares") in registration statement No. 2-27514 on Form N-1A (the "Registration Statement").

         In this connection we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deemed it necessary to examine for the purpose of this opinion, including the Articles of Incorporation and bylaws of the Fund, actions of the Board of Directors of the Fund authorizing the issuance of Shares and the Registration Statement.

         Based on the foregoing examination, we are of the opinion that upon the issuance and delivery of the Shares of the Fund in accordance with the Articles of Incorporation and the actions of the Board of Directors authorizing the issuance of the Shares, and the receipt by the Fund of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid and nonassessable.

         We consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under section 7 of the Act.

                                            Very truly yours,

                                            D'Ancona & Pflaum

                                            By: /s/ Sheldon R. Stein
                                               ---------------------------------
                                                Sheldon R. Stein, Member

                        [LETTERHEAD OF D'ANCONA & PFLAUM]

April  20, 1999


Selected Capital Preservation Trust.
124 East Marcy Street
Santa Fe, New Mexico 87501

Dear Ladies and Gentlemen:

         We have acted as counsel for Selected Capital Preservation Trust. (the "Trust") in connection with the registration under the Securities Act of 1933 (the "Act") of an indefinite number of shares of beneficial interest in the series of the Company designated as Selected Government Income Fund and Selected Daily Government Fund (collectively, the "Shares") in registration statement No. 2-27514 on Form N-1A (the "Registration Statement").

         In this connection we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate and other records, certificates and other papers as we deemed it necessary to examine for the purpose of this opinion, including the Articles of Incorporation and bylaws of the Fund, actions of the Board of Directors of the Fund authorizing the issuance of Shares and the Registration Statement.

         Based on the foregoing examination, we are of the opinion that upon the issuance and delivery of the Shares of the Fund in accordance with the Articles of Incorporation and the actions of the Board of Directors authorizing the issuance of the Shares, and the receipt by the Fund of the authorized consideration therefor, the Shares so issued will be validly issued, fully paid and nonassessable.

         We consent to the filing of this opinion as an exhibit to the Registration Statement. In giving this consent, we do not admit that we are in the category of persons whose consent is required under section 7 of the Act.

                                            Very truly yours,

                                            D'Ancona & Pflaum

                                            By: /s/ Sheldon R. Stein
                                               ---------------------------------
                                                Sheldon R. Stein, Member